EXHIBIT 10.28

AMENDMENT TO PROMISSORY NOTE

Promissory Note dated April 29, 1992, executed by POPE RESOURCES, a Delaware Limited Partnership, in favor of JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, in the face amount of $16,000,000.00 is hereby amended as set forth herein.

1.             Section 2 is amended so as to add thereto the following:

Anything to the contrary in this Note notwithstanding, up to an aggregate of 40,000 MBF of timber may be harvested from the Property during the two year period from January 1, 1993 to December 31, 1994 without creating any obligation of the Maker to reduce the principal balance of this Note.  Any harvest in excess of said 40,000 MBF during said two-year period will require principal reduction payments as specified in (b) above.  Starting in 1995, the annual harvest limitations and permissible carry-over provisions set forth in this Note as originally executed will continue to apply.  Provided, that no carry-over from 1992 of unused allowable harvest volume shall be allowed and that in no event will a carry-over be permitted of any portion of the said 40,000 MBF allowance that is not harvested prior to January 1, 1995.

2.             NOTICE TO BORROWER:  THIS NOTE PROVIDES FOR A PREPAYMENT PREMIUM THAT WILL BE DUE IF PAYMENTS IN A SPECIFIED AMOUNT ARE NOT MADE IN ADVANCE OF THE TIME OR IN EXCESS OF THE AMOUNTS SPECIFIED IN THIS NOTE, EXCEPT AS MAY BE OTHERWISE PROVIDED HEREINABOVE.

3.             As amended the said Note is ratified and confirmed.

4.             This Amendment shall be effective as of January 1, 1993.

5.             The executed original hereof shall be physically attached to the executed original of said Note.

DATED this 25 day of May, 1993.

POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP, having a principal place of business at Poulsbo, Washington

By: POPE MGP, INC., Managing General Partner
ATTEST:
/s/ George H. Folquet
/s/ Thomas A. Griffin		(Signature)
(Signature)		George H. Folquet, President
Thomas A. Griffin, Treasurer

APPROVED AND AGREED TO this 2nd day of June, 1993.		JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

	By:	/s/ Donald A. Morway
(Signature)
Donald A. Morway
	Title:	Assistant Treasurer